UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway
Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 674-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure.

On July 26, 2006, Dover Downs Gaming & Entertainment, Inc. (the “Registrant”) issued a press release announcing that the Registrant’s Board of Directors declared a quarterly cash dividend on both classes of common stock of $0.045 per share.  The dividend represents a 12.5% increase from the previously paid $0.04 per share.  The dividend is payable on September 10, 2006 to shareholders of record at the close of business on August 10, 2006.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

99.1                       Press Release dated July 26, 2006, issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated:    July 26, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated July 26, 2006, issued by Dover Downs Gaming & Entertainment, Inc.